PAR VALUE $.01                                                      COMMON STOCK

                              SASSCO FASHIONS, LTD.*
              Incorporated under the laws of the state of Delaware

                                                      Cusip 803860 10 9 *
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT


                         _____________________________

IS THE OWNER OF

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $.01 EACH OF

                             SASSCO FASHIONS, LTD.*


transferable on the books of the Corporation by the holder in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
Witness the signatures of the duly authorized officers of the Corporation.


      /s/ Lester E. Schreiber                           /s/ Arthur S. Levine
Chief Operating Officer & Secretary                  Chairman of the Board & CEO


================================================================================
* [This Certificate has been stamped to indicate the change in the Corporation's name to Kasper A.S.L., Ltd. and the new CUSIP No. 485 808 10 9]
================================================================================

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM    -as tenants in common         UNIF GIFT MIN ACT______Custodian _____
TEN ENT    -as tenants by the entireties                  (Cust)         (Minor)
JT TEN     -as joint tenants with right of           under Uniforms Gifts Minors
            surivorship and not as tenants           Act ___________
            in common                                      (State)

            Additional abbreviations may also be used though not in the above list.

For value received, __________ hereby sell, assign and transfer unto


Please insert social security or other
Identifying number of Assignee



________________________________________________________________________________
 (Please Print or Typewrite Name and Address, including Zip Code, of Assignee)

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________




                                       _________________________________________
                             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.